TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus, as supplemented

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Transamerica Voya Mid Cap Opportunities VP

The following replaces the information in the Prospectus and Summary Prospectus for Transamerica Voya Mid Cap Opportunities VP relating to Voya Investment Management Co. LLC under the section entitled “Management.” Transamerica Asset Management, Inc. continues to serve as Transamerica Voya Mid Cap Opportunities VP’s investment manager:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: Voya Investment Management Co. LLC
Portfolio Managers:
Jeffrey Bianchi, CFA	Portfolio Manager	since 2013
Michael Pytosh	Portfolio Manager	since 2013

The following information will be added alphabetically to the section entitled “Recent Advisory Fee Changes” under the heading “Investment Manager” in the Prospectus:

Transamerica JPMorgan Enhanced Index VP: Effective July 31, 2016, the management fee is 0.73% of the first $750 million; 0.68% over $750 million up to $1 billion; 0.62% over $1 billion up to $5 billion; and 0.60% in excess of $5 billion in average daily net assets.

Transamerica Multi-Managed Balanced VP: Effective July 31, 2016, the management fee is 0.65% of the first $1 billion; 0.59% over $1 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets.

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Investors Should Retain this Supplement for Future Reference

July 29, 2016